SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2007

JEWETT-CAMERON TRADING COMPANY, LTD

(Exact name of registrant as specified in its charter)

BRITISH COLUMBIA	000-19954	NONE
(State or other jurisdiction of incorporation)	(Commission file no.)	(I.R.S. employer identification no.)

32275 N.W. Hillcrest, North Plains, Oregon		97133
(Address of principal executive offices)		(Zip code)

(503) 647-0110
(Registrant’s telephone No. including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02

Resignation of Chief Financial Officer; Appointment of New Chief Financial Officer

On April 12, 2007, the Company announced that Dan McDonell, Chief Financial Officer, is leaving the Company. Terry Schumacher has been appointed as the Company’s new Chief Financial Officer.

Item 9.01 Financial Statements and Exhibits

Exhibit No.

Description

99.1

Jewett-Cameron Trading Company Ltd. press release dated April 12, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: April 13, 2007

JEWETT-CAMERON TRADING COMPANY LTD.

By: /s/      Donald M. Boone

President/CEO/Director